UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 23, 2007
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12074 (Commission File Number)	72-1235413 (IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana (Address of Principal Executive Offices)	70508 (Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Section 8 — Other Events
Item 8.01. Other Events.
     On April 23, 2007, we received notification from the Securities and Exchange Commission (“SEC”) that its informal inquiry into the revision of our proved reserves has been terminated and no enforcement action has been recommended. We previously announced on November 10, 2005 that the SEC was conducting an informal inquiry into the revision of our proved hydrocarbon reserves as announced in our October 6, 2005 press release and the financial statement restatement as announced in our November 8, 2005 press release. The letter of notification from the SEC is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

99.1	Letter dated April 23, 2007 from the Securities and Exchange Commission, Re: In the Matter of Stone Energy Corporation (FW-3028).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: April 26, 2007	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Letter dated April 23, 2007 from the Securities and Exchange Commission, Re: In the Matter of Stone Energy Corporation (FW-3028).